SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2005

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Ludlow Street, Stamford, Connecticut 06902
(Address of principal executive offices)

Registrant’s telephone number, including area code: 203-425-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On November 22, 2005, the Board of Directors of NYFIX, Inc., on the recommendation of its Corporate Governance and Nominating Committee made the following committee chair and committee member appointments:

Audit Committee -- William C. Jennings, Chair, Tom C.Wajnert and Lon Gorman

Corporate Governance and Nominating Committee -- William J. Lynch, Chair, George O. Deehan and William C. Jennings

Compensation Committee -- George O. Deehan, Chair, Lon Gorman and William J. Lynch.

The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 29, 2005, NYFIX, Inc. announced the appointments of Anthony T. Portelli as President of NYFIX Clearing Corporation and Brian R. Carr as Chief Executive Officer of NYFIX Millennium L.L.C. Both positions were previously held by Robert C. Gasser, who was appointed Chief Executive Officer of NYFIX, Inc. earlier this month.

The text of the press release issued by the Company is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Exhibits

99.1	Press release of NYFIX, Inc. dated November 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Jay Shaffer
Jay Shaffer
Executive Vice President – Finance and Administration

November 29, 2005

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